UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 26, 2006

L-3 COMMUNICATIONS HOLDINGS, INC.
L-3 COMMUNICATIONS CORPORATION

(Exact Name of Registrants as Specified in Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

001-14141	13-3937434
333-46983	13-3937436
(Commission File Number)	(IRS Employer Identification No.)
600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 697-1111

(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

ITEM 8.01.    OTHER EVENTS.

On May 25, 2006 L-3 Communications Holdings, Inc (L-3) issued a press release in connection with its previously reported litigation with OSI Systems, Inc (OSI) disclosing that a jury found in favor of OSI and awarded $125.6 million of damages. The company believes this verdict and the damages awarded are inconsistent with the law and evidence presented. The company intends to move to have the verdict set aside and, if necessary, to appeal. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(D)    EXHIBITS.

Exhibit Number	Title
99.1	Press release, dated May 25, 2006, issued by L-3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:   /s/ Christopher C. Cambria

Name:	Christopher C. Cambria

Title:	Senior Vice President, Secretary and General Counsel

Dated: May 26, 2006